Exhibit 99.2

NASDAQ: BTCS

BTCS

BTCS

Public-Market Access to the Blockchain Economy

A Nasdaq-listed operating company that puts capital to work on-chain, actively generating high margin revenue.

Investor Presentation

November 2026 · www.btcs.com

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements regarding revenue and gross-profit growth and targets, margin expansion, the scalability of the Company's business model, expectations for Imperium and its liquidity-provision and multi-chain (including Base) strategies, the use of governed leverage and collateralization, planned risk-management and hedging activities, and the Company's market positioning and long-term value creation.

Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intend," "target," "positioned," "plan" and similar expressions identify forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties, many beyond the Company's control, including: volatility in digital-asset prices, including ETH, and concentration risk from the Company's Ethereum-first strategy; regulatory developments affecting digital assets, DeFi protocols and Layer-2 networks; risks of the Company's use of leverage and collateralization, including collateral-liquidation, impermanent-loss and liquidity risks; smart-contract, counterparty, custody and cybersecurity risks; the risk that revenue or profitability targets are not achieved; and other risks in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Reports on Form 10-Q.

Unless otherwise noted, financial results and financial-position information for the quarter and nine months ended September 30, 2026 are derived from the Company's Q3 2026 Quarterly Report on Form 10-Q and are unaudited. Certain fourth-quarter 2026 figures shown herein are preliminary management estimates, are unaudited, and are subject to change. Yield and return figures are management estimates. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update them except as required by law. This presentation is for informational purposes only and is not an offer to sell or a solicitation of any security.

Non-GAAP financial measures. This presentation includes adjusted operating costs, a non-GAAP financial measure, and an annualized LP fee yield, an operating metric calculated from internal data. Non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP), should not be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies. A reconciliation of adjusted operating costs to the most directly comparable GAAP measures is included in the appendix to this presentation (slide 27). Management uses this measure to evaluate the cost of operating the business excluding digital-asset price changes and non-cash items, and believes it is useful to investors for the same reason.

BTCS

THE THESIS

Public-market access to the on-chain economy:

BTCS is an operating company that deploys capital into on-chain liquidity markets to earn recurring, high-margin revenue. It uses governed leverage designed to enhance returns on equity.

86%

Revenue from DeFi

Share of Q3 2026 revenue; Imperium is now our largest segment

69%

Gross margin

Nine months ended Sep 30, up from 12% a year earlier

5.1×

DeFi deployments

Growth in deployed LP assets, $8M → $41M (Jun 30 → Sep 30)

$6M

Gross profit

Nine months ended Sep 30, exceeding the full year 2026 target

Results are for the three and nine months ended September 30, 2026; LP assets are as of September 30, 2026.

BTCS

INVESTMENT HIGHLIGHTS

The investment case at a glance

A real operating business

DeFi (Imperium) reached 86% of Q3 2026 revenue at over 95% gross margin.

86%

of Q3 revenue from DeFi

Scaling fast

LP assets scaled to $41M as of September 30, 2026, and BTCS already achieved its FY2026 $6M gross-profit target in the nine months ended September 30, with a quarter still to go.

$41M

LP assets, Sep 30

Large, growing markets

BTCS operates in markets with ~$4.9B of annual fees, of which BTCS currently captures a small share.

~$4.9B

annual fee pools

Disciplined and differentiated

Governed DeFi leverage and an operating model distinct from passive vehicles.

4.3x

YTD gross profit / Aave interest

Public and operating through multiple crypto cycles since 2014

Results are for the three and nine months ended September 30, 2026; position figures are as of September 30, 2026. Coverage = gross profit ÷ Aave interest (interest on DeFi borrowings only). Fee pools: staking rewards (Staking Rewards), 2025 block-building fees (Blockworks) and annualized DeFi protocol fees (DefiLlama), as of Oct 26, 2026; see slide 6.

BTCS

WHAT BTCS DOES

We operate the assets. We don't just hold them.

Exposure	ETF	DAT	BTCS
ETH exposure (1:1)	Yes	Yes	Yes
Earns income on the asset	—	Sometimes	Yes
Integrated on-chain operations	—	—	Yes
Active DeFi liquidity provision	—	—	Yes
Recurring operating revenue	—	—	Yes

ETF = exchange-traded fund; DAT = digital-asset treasury. Illustrative comparison of exposure types. Unlike a passive ETF, BTCS's operating model also carries additional risks, including leverage, collateral-liquidation, impermanent-loss and smart-contract risks. See Safe Harbor.

WHY ETHEREUM

Ethereum at the center, BTCS at the core

Ethereum is the settlement layer for the on-chain economy, and ETH is our core long exposure: the fuel for BTCS's DeFi engine.

Ethereum L1
The settlement layer: ~$2.6B in annual staking rewards and ~$380M in block-building fees
BTCS · NodeOps and Builder+

Layer 2s & DeFi
$89B locked in DeFi protocols and ~$2.0B in annual protocol fees
BTCS · Imperium, live on Ethereum mainnet and Base

Tokenization & stablecoins
Where institutions issue stablecoins and tokenize treasuries, funds and equities
Drives activity, and fees, across every layer


TOKENIZATION & STABLECOINS
LAYER 2s & DeFi
ETHEREUM L1
BTCS
Validators
Block building
Base & L2s · Lending
DEXs & AMMs
Stablecoins · Real-world assets
Tokenized equities

Sources: staking rewards = 43.9M ETH staked × 2.52% reward rate (Staking Rewards) × $2,330 ETH price, Oct 26, 2026; block-building fees = 2025 priority fees and MEV-Boost tips (Blockworks); DeFi protocol fees = last-30-day fees of Aave, Uniswap, Morpho, Maple and Curve, annualized (DefiLlama, Oct 26, 2026); DeFi TVL (all chains): DefiLlama, Oct 26, 2026. Figures approximate.

BTCS

THE MARKET

Our strategy today sits on markets headed for trillions

Every on-chain trade pays a fee to whoever provides the liquidity.

ON-CHAIN ASSETS	TODAY		WHERE IT'S GOING · 2030E	
Stablecoins The dollar rails for on-chain trading	$306B	→	$1.9T	~6x
Real-world assets Treasuries, money funds, credit	~$30B	→	~$1.9T	~63x
Equities $15.6B traded on-chain in Sep 2026, a record	$3.4B	→	$3.6T	~1,060x
Total on-chain assets	~$341B	→	~$7.4T	~22x
Annual fees DeFi, staking and block-building fees; 2030E illustrative*	~$4.9B	→	~$45B	~9x

Central to Imperium, BTCS supplies liquidity into these markets and earns a share of those fees as high-margin income that scales with trading volume.

Sources: stablecoins: DefiLlama (Oct 2026); real-world assets and equities today: CoinDesk Research / RWA.xyz (Oct 2026); 2030E: Citi GPS, Tokenization 2030 (Jun 2026) base case ($5.5T, of which $3.6T public equities) and Citi GPS stablecoin base case. Annual fees today: staking rewards (Staking Rewards), 2025 block-building fees (Blockworks) and annualized 30-day DeFi protocol fees (DefiLlama), as of Oct 26, 2026; see slide 6. *2030E annual fees are an illustrative management estimate, not a forecast: DeFi protocol fees scaled with projected on-chain asset growth; staking and block-building fees held at today's levels.

HOW IT WORKS

How a liquidity pool works

A pair of assets is supplied to an on-chain pool. Traders swap against that pool, and every swap pays a small fee that is shared with the pool's liquidity providers.

IMPERIUM

Liquidity provider

BTCS's DeFi segment

Deposits assets →

← Earns fees

AMM LIQUIDITY POOL

Asset A ⇄ Asset B

Every swap is priced against the pool and pays a small fee into it

← Swaps + pays fee

Gets asset out →

TRADERS

On-chain swaps

Anyone trading on the exchange

WHY IT MATTERS FOR BTCS

Revenue scales with trading volume.

The more swaps that flow through the pools Imperium supplies, the more fees it earns on the same capital.

Multi-chain lets Imperium follow the volume.

As trading volume shifts between chains, Imperium can redeploy liquidity to wherever fees are highest.

Pool mechanics shown are illustrative. Imperium is BTCS's DeFi segment.

THE ENGINE

How a liquidity position responds to ETH price changes

Illustrative example (not BTCS results)

At an illustrative 30% fee yield, a paired LP position leads holding ETH when ETH falls or stays flat, and trails it when ETH rises sharply.



Liquidity position (30% fee yield)
Hold $2M of ETH
Starting point
Position leads holding ETH
Position trails holding ETH
Position price range $2,000 to $4,500
$2.08M
$2.34M
$2.60M
$2.75M
$2.82M
START: $2M deployed at $3,000
($1M USDT + 333 ETH)
Holding ETH pulls ahead
above ~$4,230 (+41%)
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000

Value after one year, by ETH price. As ETH falls the pool buys ETH; as it rises the pool sells ETH. Below $2,000 the position holds only ETH and falls with it; above $4,500 it holds only USDT and stops gaining.

For reference, BTCS's realized LP fee yield was about 44% from January 28 to September 30, 2026 (fees earned ÷ average daily capital deployed, annualized; unaudited), above the illustrative 30% example.

Not included in this example: compounding (earned fees are not redeployed), potential fee increases from tighter price bounds or more frequent rebalancing, BTCS's other proprietary strategies, and the costs, including interest. Risks not shown include collateral liquidation on Aave borrowings, smart-contract failures and fee yields below the 30% illustrated.

POSITION VALUE AND MAKEUP AFTER ONE YEAR · LP position value includes $0.60M of fees

ETH $1,500	ETH $2,400	ETH $3,000 · **Entry point**	ETH $3,600	ETH $4,500
ETH 100%	ETH 76% / 24%	ETH 50% / USDT 50%	29% / USDT 71%	USDT 100%
LP position $1.71M (−14%)	**LP position $2.34M (+17%)**	**LP position $2.60M (+30%)**	**LP position $2.75M (+38%)**	**LP position $2.82M (+41%)**
Hold ETH $1.00M (−50%)	Hold ETH $1.60M (−20%)	Hold ETH $2.00M (0%)	Hold ETH $2.40M (+20%)	Hold ETH $3.00M (+50%)
+$0.71M	**+$0.74M**	**+$0.60M**	**+$0.35M**	**−$0.18M**

Hypothetical and illustrative performance: this slide presents a hypothetical example that does not reflect the actual performance of BTCS or Imperium. It is based on assumptions, including a constant 30% annualized fee yield, and excludes costs and interest. Hypothetical results have inherent limitations: they are prepared with the benefit of hindsight, do not reflect actual trading, and may differ materially from results BTCS has achieved or will achieve. Hypothetical results are not indicative of future performance. See Safe Harbor.

THE POTENTIAL DIFFERENCE OVER TIME

Hypothetical backtest: ETH/stablecoin liquidity position vs. holding ETH, Oct 2023 to Oct 2026 | Not BTCS results



Hypothetical cumulative return, Oct 2023 to Oct 2026
Holding ETH
Hypothetical ETH/stablecoin LP
+250%
+200%
+150%
+100%
+50%
0%
−50%
Oct 2023
Oct 2024
Oct 2025
Oct 2026
+200%
+52%

Cushioned, not immune
ETH's worst drop in this period was −62%; the backtested LP position's was −25%.

Illustrative constant fee yield
The backtest uses a 30% annualized fee yield in every month. Actual fee yields fluctuate with trading volume and market conditions and may be materially lower.

Same capital, different outcome
In this backtest, $100 held in ETH returned +52%; $100 in the hypothetical liquidity position returned +200%, before costs.

Hypothetical backtest, not BTCS results: BTCS began deploying liquidity positions in 2025, after most of the period shown. Uses actual ETH-USD daily closes (Coinbase) from Oct 21, 2023 to Oct 21, 2026, measured monthly; drawdowns are peak-to-trough on monthly values. The hypothetical position is a 50/50 ETH/stablecoin liquidity position (value moves with the square root of ETH's price change) earning an illustrative 30% annualized fee yield, reinvested monthly, excluding costs and interest. BTCS uses leverage, which would have increased both gains and losses. BTCS's realized annualized LP fee yield was about 44% from January 28 to September 30, 2026 (fees earned ÷ average daily capital deployed, annualized; unaudited management calculation). Hypothetical results have inherent limitations: they are prepared with the benefit of hindsight, do not reflect actual trading, may differ materially from results BTCS has achieved or will achieve, and are not indicative of future performance. See Safe Harbor.

MOMENTUM

The engine is scaling fast

5.1×

growth in deployed LP assets
$8M → $41M (Q2 2026 → Q3 2026)

$6M

FY2026 gross-profit target
reached in nine months ended Sep 30

5.3×

growth in nine-month gross profit
$1.1M → $6.0M (2025 → 2026)

LP assets are quarter-end balances (June 30 and September 30, 2026); FY2026 target is a management estimate.

THE RAMP

Gross profit grew 3.5x and margins expanded, while Aave interest held steady

Borrowed capital goes into LP positions that already limit ETH exposure. Capital is cheap, positions stay liquid, and borrowing is governed to grow profit while limiting risk.

2026 Revenue, gross profit, and Aave interest by quarter



Revenue
Gross profit
Aave interest
47% gross margin
$2.1M
$1.0M
$0.47M
61% gross margin
$2.4M
$1.5M
$0.45M
86% gross margin
$4.1M
$3.5M
$0.48M
Q1
2.2x coverage
Q2
3.3x coverage
Q3
7.3x coverage

Q3 gross profit covered Aave interest 7.3x

2026 Year to date, coverage keeps building

Period ended	Gross profit	Aave interest	Coverage
3 months, Mar 31	$1.0M	$0.47M	2.2x
6 months, Jun 30	$2.5M	$0.92M	2.7x
9 months, Sep 30	**$6.0M**	**$1.40M**	**4.3x**

Quarterly Aave interest stayed between $0.45M and $0.48M while quarterly gross profit rose from $1.0M to $3.5M.

Aave interest is interest expense on DeFi borrowings; it excludes convertible-note interest and debt-discount amortization. Coverage = gross profit ÷ Aave interest.

PROOF

From ETH collateral on Aave to scaled liquidity across DeFi

Share of total revenue



DeFi / Imperium
Blockchain infrastructure
92%
8%
31%
69%
FY2025
Nine months ended
Sep 30, 2026

FY2025 · Simple entry
ETH posted as collateral on Aave, earning fees on its share of the protocol pool's liquidity.

Nine months 2026 · Scaled expansion
Imperium provides liquidity across DeFi AMMs and multiple chains, capturing fees at scale.

Imperium grew from 8% of revenue to 69%.

2026 revenue mix is for the nine months ended September 30, 2026; "blockchain infrastructure" combines Builder+ and NodeOps.

THE NUMBERS

Financial highlights and position

Results

$ in millions	Q3 2025	Q3 2026	9M 2025	9M 2026
Total revenue	4.9	4.1	9.4	8.7
of which DeFi (Imperium)	*0.7*	*3.5*	*0.7*	*6.0*
Gross profit	1.1	3.5	1.1	6.0
Gross margin	22%	86%	12%	69%
Net income (loss)	**65.6**	**54.5**	**52.2**	**(49.5)**

Balance sheet

$ in millions	Dec 31, 2025	Sep 30, 2026
Total assets	214.6	176.1
of which DeFi collateral	*177.7*	*125.1*
Total liabilities	75.2	80.0
of which DeFi protocol loans	*61.5*	*63.0*
Total stockholders' equity	139.4	96.1

Q3 net income of $54.5M reflects $58.3M of unrealized gains on digital assets; gross profit tracks the operating business.

$125.1M of DeFi digital assets support $63.0M of DeFi protocol loans as of Sep 30, 2026.

Figures rounded to $ millions.

READ THE RESULTS RIGHT

Q3 2026 gross profit exceeded adjusted operating costs

Q3 2026 gross profit (GAAP) of $3.5 million compared with $2.9 million of adjusted operating costs (non-GAAP). For the nine months, gross profit of $6.0 million compared with $7.7 million of adjusted operating costs (non-GAAP).



$1.0M
$1.5M
$3.5M
$2.5M
$2.3M
$2.9M
$2.3–2.9M
quarterly adjusted operating costs (non-GAAP)
Q1 2026
Q2 2026
Q3 2026

Adjusted operating costs is a non-GAAP measure: total operating expenses less impairment, realized and unrealized losses (gains) on digital assets, stock-based compensation and depreciation, plus interest expense less non-cash amortization of debt discount and issuance costs; it includes accrued performance bonuses. Adjusted operating costs were $2.5M, $2.3M and $2.9M in Q1, Q2 and Q3 2026 ($7.7M for the nine months); the band spans the lowest (Q2) to highest (Q3) quarter. See slide 27 for a reconciliation to the most directly comparable GAAP measures. Gross profit is GAAP.

THE DEFI/TRADFI FLYWHEEL

Each turn compounds the last


Strategic capital raise
01
02
Acquire digital assets
03
Deploy on-chain
04
Compounding drives profit & grows assets
05
Results lower our cost of capital*
DeFi/TradFi Accretion Flywheel

The DeFi/TradFi Accretion Flywheel is a capital strategy that BTCS uses to efficiently raise capital, accumulate assets, and generate scalable revenue.

* Management's expectation, not a guarantee. BTCS's cost of capital depends on market conditions, investor demand, the Company's share price and other factors outside its control. There can be no assurance that stronger operating results will lower the Company's cost of capital or allow future capital raises on improved terms.

GROWTH & ROADMAP

Proprietary strategies carry Imperium to new chains and markets

Citi projects tokenized assets could reach $5.5T by 2030.

OUR EDGE

Proprietary strategies and technology

Imperium runs in-house liquidity strategies on proprietary technology, and that edge travels to each new chain and market.

LIVE

Ethereum mainnet

The base layer where Imperium began, with deep, established liquidity.

LIVE

Multi-chain Expansion

Live on Base, Coinbase's Ethereum L2, since Sep 2026. More L2s to follow as liquidity moves there.

POSITIONED

Tokenized equities

SEC Covered Firm compliance: notice filed. AMM pools are the same mechanism Imperium runs today.

PATH TO TOKENIZED EQUITIES

Complete **SEC notice filed**
SEC notice filed; disclosures and disqualification review done

Next **Qualifying venue live**
A Tokenized Securities Venue must operate first

Next **Deploy capital**
Proprietary capital, subject to demand and economics

Not yet commenced; requires a qualifying Tokenized Securities Venue. No launch date or capital commitment. Projection: Citi, Tokenization 2030 (Jun 2026).

BTCS

THE TEAM

Leadership & board

The longest-standing public crypto company, run by a lean team whose DeFi expertise drives results.

EXECUTIVE TEAM



Charles Allen
Chief Executive Officer
Founder-era CEO; ex-IB MD



Michael Prevoznik
Chief Financial Officer
CPA; 9+ yrs at PwC



Ben Hunter
Chief Technology Officer
Ex-bloXroute MEV engineer



Eldari Gogiashvili
Ethereum Team Lead
Blockchain eng; Georgia Tech

BOARD OF DIRECTORS



Charles Allen
Chairman of the Board
Capital-markets & M&A veteran



Charlie Lee
Director
Litecoin creator; ex-Coinbase



Ashley DeSimone
Director
CMO Clear Street; ex-ICR



Chris Janis
Director
Audit Chair; ex-PwC partner

Full biographies of the leadership team and board at www.btcs.com.

WHY NOW

The market and our catalysts are aligned

MARKET TAILWINDS

- **On-chain trading is compounding.** DEX spot volume hit a record ~$4.7T in 2025, and on-chain is now ~24% of spot trading.
- **More volume, more fees.** Stablecoins and tokenization keep pushing activity on-chain, deepening the pools Imperium earns from.
- **Evolving rules.** U.S. regulatory developments for staking and DeFi continue to evolve and may support broader institutional participation.

NEAR-TERM CATALYSTS

- **Multi-chain expansion.** Live on Base, with additional chains and other DeFi opportunities to follow, each adding new fee pools.
- **Tokenized equities.** An SEC exemptive order permits onchain tokenized-stock liquidity provision, a potential high-growth market which Imperium is positioned to expand into.
- **Profit target reached.** The FY2026 $6M gross-profit target was met in the nine months ended September 30.

Sources: CoinGecko and The Block (2025–2026). Tokenized-equity and multi-chain initiatives are forward-looking; FY2026 target is a management estimate.

BTCS

WHY BTCS

Key attributes

1. A real operating business generating high-margin revenue.
2. A proven, scaling business, with gross profit up sharply.
3. Disciplined, governed leverage, designed to enhance returns on equity.
4. Built to grow, with a multi-chain roadmap into markets headed for trillions.
5. A differentiated model, not a passive ETH treasury.

NASDAQ: BTCS

BTCS

Public-Market Access to the Blockchain Economy

Contact us

INVESTOR RELATIONS

ir@btcs.com

ONLINE

Website www.btcs.com

Investors www.btcs.com/investors

News & Media www.btcs.com/news-media

FOLLOW BTCS

X @NasdaqBTCS

X @Charles_BTCS

LinkedIn linkedin.com/company/nasdaq-btcs

YouTube youtube.com/c/BTCSInc

Appendix

Supporting infrastructure, mechanics, market context, and capitalization.

APPENDIX

Full-stack Ethereum expertise: Builder+ and NodeOps

BTCS operates across the full Ethereum stack. Builder+ and NodeOps came first, and the protocol-level fluency they built is what lets Imperium operate with an edge in DeFi today. Both still run.

EXECUTION LAYER

Builder+ · block building

Our proprietary Ethereum block builder. It bids in the Proposer-Builder Separation auction for blockspace, then runs advanced algorithms to assemble optimized, OFAC-compliant blocks and capture gas and MEV fees, giving BTCS native visibility into transaction flow that directly informs how Imperium operates in DeFi.

MARKET (ANNUAL)
~$380M

BTCS 9-MONTH 2026 REVENUE
$2.4M · 28% of total

CONSENSUS LAYER

NodeOps · staking

BTCS stakes ETH to run Ethereum validators through solo and Rocket Pool nodes, verifying transactions and proposing blocks to earn consensus-layer rewards. BTCS has operated validators since 2021, and staking earns a baseline return on ETH not yet deployed into higher-margin DeFi.

MARKET (ANNUAL)
~$2.6B

BTCS 9-MONTH 2026 REVENUE
$0.2M · 3% of total

Market sizes: staking rewards (Staking Rewards) and 2025 block-building fees (Blockworks), as of Oct 26, 2026; see slide 6.

BTCS

APPENDIX

Operating and adapting through crypto cycles since 2014

BTCS has navigated multiple market cycles as a public company, evolving from early crypto operations into today's focused, high-margin Ethereum model.

2014	2015	2020	2021	2022	2024	2025	2026
Public company; early crypto operations	Renamed BTCS as Ethereum launches	Adopts digital-asset strategy	Nasdaq uplisting; NodeOps live	First "Bividend"	Builder+ launches	• Imperium (DeFi) launches • Record revenue of $16.5M	DeFi now the majority of revenue

2025 revenue is full-year reported; segment focus reflects 2026 operations.

APPENDIX

Tokenized equities: a potential extension of Imperium

THE SEC PATH

- A Sept 2026 SEC order eases the dealer definition for qualifying AMM liquidity providers.
- It runs through 2031 and uses proprietary capital, with no custody of customer assets.
- Imperium has filed the required notice, disclosures, and compliance procedures.

WHY IMPERIUM FITS

- The same mechanic Imperium runs today: deploy into AMM pools and earn fees on volume.
- Our approach to evaluating liquidity, activity, and capital efficiency transfers directly.
- Existing infrastructure lets Imperium extend the model to a new asset class with minimal lift.

A FAST-GROWING MARKET

- Tokenized stocks reached ~$3.4B onchain by Oct 2026, up from ~$951M in March.
- ~$12B+ in monthly onchain volume (Oct 2026), the fastest-growing RWA category.
- Broader tokenized real-world assets are projected in the trillions longer term.

Sources: RWA.xyz, Blockchainreporter, Ripple/BCG (2026); figures approximate and directional. Tokenized-equity provisioning is not yet commenced and is subject to venue access, market development, and ongoing compliance. No launch date or capital commitment; reliance on the exemption is not SEC approval of Imperium or its strategies.

APPENDIX

Capitalization

Instrument	Shares / Amount
Common stock	47,816,537
Restricted common stock (not vested)	5,135,572
Restricted stock units (not vested)	615,535
Stock options (weighted average exercise price of $2.69)	2,588,951
Warrants – May 2025 (exercise price of $2.75; expire May 13, 2030)	532,191
Warrants – July 2025 (exercise price of $8.00; expire July 21, 2030)	879,375
Convertible notes – May 2025 ($7.8M principal; conversion price of $5.85; mature May 13, 2027)	1,334,679
Convertible notes – July 2025 ($10.1M principal; conversion price of $13.00; mature July 21, 2027)	773,078
Total fully diluted common shares	**59,675,918**

Series V Preferred Stock
15,671,405 shares

Total debt (Aave and convertible notes)
$80.9M

Ownership: public / insider
81% / 19%

Share data as of November 11, 2026. Total debt as of September 30, 2026: $63.0M of Aave (DeFi protocol) borrowings plus $17.9M principal of convertible notes. Series V includes 278,375 restricted shares. Insider ownership includes unvested restricted common stock.

BTCS

APPENDIX

Reconciliation of non-GAAP measure: adjusted operating costs

$ (unaudited)	Q1 2026	Q2 2026	Q3 2026	Nine months 2026
Total operating expenses (GAAP)	68,630,772	34,796,263	(52,747,371)	50,679,664
Less: impairment loss on intangible digital assets	209,921	5,241,573	5,710,662	11,162,156
Less: realized losses (gains) on digital asset transactions	29,293,946	4,890,916	(3,576,215)	30,608,647
Less: unrealized losses (gains) on digital assets	35,685,176	21,419,814	(58,345,378)	(1,240,388)
Less: stock-based compensation	1,724,532	1,646,169	1,260,919	4,631,620
Less: depreciation	1,537	1,555	1,584	4,676
Plus: interest expense	1,547,859	1,601,133	1,715,043	4,864,035
Less: non-cash amortization of debt discount and issuance costs	810,848	885,372	966,756	2,662,976
Adjusted operating costs (non-GAAP)[1]	**2,452,671**	**2,311,997**	**2,949,344**	**7,714,012**

[1] Adjusted operating costs include compensation expense for accrued performance bonuses, which are based on estimates and may be paid in cash or stock. Losses are shown as positive amounts and gains in parentheses. Q2 and Q3 stock-based compensation, depreciation and debt-discount amortization are derived from year-to-date amounts (six months less three months; nine months less six months).